UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Stifel Financial Corp., a Delaware corporation ("Stifel"), intends to file a definitive proxy statement and related materials concerning certain elements relating to the transaction and to furnish the definitive proxy statement to Stifel's shareholders. Shareholders of Stifel are advised to read the proxy statement when it is finalized and distributed because it will contain important information. Shareholders of Stifel will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC's web site at http://www/sec/gov. Shareholders of Stifel will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) from Stifel's website, www.stifel.com, or by directing a request by mail to James M. Zemlyak, Stifel Financial Corp., 501 North Broadway, St. Louis, MO 63102, or by calling (800) 488-0970.

Participants in the Solicitation

Stifel and certain of its directors and officers may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from its shareholders in connection with certain elements relating to the proposed merger. Information concerning the interests of the persons who may be considered "participants" in the solicitation will be set forth in Stifel's proxy statement relating to the merger. Additional information concerning Stifel's directors and executive officers is set forth in Stifel's proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 1, 2007, Stifel filed a Current Report on Form 8-K regarding its acquisition of Ryan Beck Holdings, Inc and its wholly-owned broker-dealer subsidiary Ryan Beck & Company, Inc. On March 6, 2007, Stifel filed a Current Report on Form 8-K/A (Amendment No. 1) regarding a registration rights agreement with BankAtlantic Bancorp, Inc. covering the registration of shares of Stifel common stock issued as part of the consideration in the acquisition. The purpose of this amendment is the filing of financial statements and exhibits required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.
The following audited consolidated financial statements of Ryan Beck Holdings, Inc. are incorporated herein by reference to Exhibit 99.1
	(1)	Independent Auditors Report on Consolidated Financial Statements of Ryan Beck Holdings, Inc. and Subsidiaries as of and for the Years Ended December 31, 2006, 2005 and 2004
	(2)	Ryan Beck Holdings, Inc. and Subsidiaries Consolidated Statements of Financial Condition as of December 31, 2006 and 2005
	(3)	Ryan Beck Holdings, Inc. and Subsidiaries Consolidated Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004
	(4)	Ryan Beck Holdings, Inc. and Subsidiaries Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004
	(5)	Ryan Beck Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements as of and for the Years Ended December 31, 2006, 2005 and 2004
(b)	Pro forma financial information.
The following pro forma consolidated financial statements are incorporated herein by reference to Exhibit 99.2
	(1)	Stifel Financial Corp. Unaudited Pro Forma Combined Financial Data Discussion
	(2)	Stifel Financial Corp. Unaudited Pro Forma Combined Statement of Financial Condition as of December 31, 2006
	(3)	Stifel Financial Corp. Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2006
	(4)	Notes to the Unaudited Pro Forma Combined Financial Statements

(d)	Exhibits.
	23	Consent of Independent Accountants
	99.1	Ryan Beck Holdings, Inc. and Subsidiaries Audited Consolidated Financial Statements as of and for the Years Ended December 31, 2006, 2005 and 2004
	99.2	Unaudited Pro Forma Combined Financial Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STIFEL FINANCIAL CORP.
Date: May 4, 2007	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Accountants

99.1	Ryan Beck Holdings, Inc. and subsidiaries Audited Consolidated Financial Statements as of and for the Years Ended December 31, 2006, 2005 and 2004

99.2	Unaudited Pro Forma Combined Financial Data

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